UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 1 — Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On November 21, 2023, Lear Corporation (the “Company”) entered into an extension agreement (the “Extension Agreement”) related to its amended and restated credit agreement, dated October 28, 2021 (as amended by that certain Amendment No. 1, dated June 14, 2023) among the Company, the foreign subsidiary borrowers from time to time thereto, the lenders from time to time party thereto, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”), to (i) extend the maturity date of its $2.0 billion unsecured revolving credit facility by one year to October 28, 2027 and (ii) replace CDOR provisions with Term CORRA (as defined in the Credit Agreement) as the benchmark rate for term rate loans denominated in Canadian Dollars.

The description of the Extension Agreement is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description

10.1
Extension Agreement and Amendment No. 2 dated November 21, 2023, related to the Amended and Restated Credit Agreement, dated October 28, 2021 (as amended by that certain Amendment No. 1, dated June 14, 2023) among Lear Corporation, the foreign subsidiary borrowers from time to time thereto, the lenders from time to time party thereto, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

November 21, 2023	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer

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